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KENDLE INTERNATIONAL INC.

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CONTACTS: Michael Lawson, Investors, (513) 763-1992 Lori Dorer, Media, (513) 345-1685	For Immediate Release May 6, 2011

Kendle Announces Postponement of 2011 Annual Meeting

May 19 Annual Shareholder Meeting postponed due to merger agreement

CINCINNATI, May 6, 2011 — Kendle (Nasdaq: KNDL), a leading, global full-service clinical research organization, today announced the Company is postponing its Annual Meeting of Shareholders due to its merger agreement with INC Research, LLC. The annual meeting had been scheduled for May 19, 2011, in Cincinnati, Ohio. Kendle announced May 4, 2011, that it has signed a merger agreement with INC Research. The merger transaction requires the approval of Kendle’s shareholders.

The annual meeting was postponed to provide shareholders adequate information and time to review the proposed merger. At a later date, Kendle’s Board of Directors will establish a new record date and meeting date for the annual meeting and the Company will send a revised annual meeting notice and proxy statement to shareholders.

Kendle believes it is appropriate to avoid the unnecessary cost of holding both an annual meeting to address the five proposals included in the Proxy Statement sent April 15, 2011, and another special shareholders’ meeting to approve the merger.

About Kendle

Kendle International Inc. (Nasdaq: KNDL) is a leading global clinical research organization providing the full range of early- to late-stage clinical development services for the world’s biopharmaceutical industry. Our focus is on innovative solutions that reduce cycle times for our customers and accelerate the delivery of life-enhancing products to market for the benefit of patients worldwide. As one of the world’s largest global providers of Phase I-IV services, we offer experience spanning more than 100 countries, along with industry-leading patient access and retention capabilities and broad therapeutic expertise, to meet our customers’ clinical development challenges. For more information, please visit www.kendle.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Kendle and INC Research and the expected timing and completion of the transaction. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of Kendle’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Kendle and INC Research. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Kendle’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Kendle; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers or other business partners. Additional factors that could cause Kendle’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement Kendle intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s website (http://www.sec.gov) at no charge. Kendle assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Kendle and INC Research. In connection with the proposed transaction, Kendle will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Kendle regarding the Company, INC Research and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Kendle at info@kendle.com.

Participants in the Solicitation

Kendle, INC Research and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Kendle’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of Kendle is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on March 16, 2011, and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Kendle’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Dear Customer:

On May 4, Kendle entered into a definitive merger agreement with INC Research, LLC under which INC Research agreed to acquire Kendle. Our strong global reputation for operational excellence and delivery, combined with INC’s complementary operational and therapeutic expertise and geographic reach, will create a world-class CRO with significant scale to meet your clinical development needs. Upon completion of the transaction, which is scheduled for the third quarter, the combined organization will employ more than 5,000 associates in 42 countries, ranking it among the top tier CROs worldwide based on size, scale and geographic depth.

Kendle and INC combined will be an even stronger partner for your strategic outsourcing needs. INC shares Kendle’s commitment to quality, and has the same unwavering passion for bringing new medicines to market to improve patient health. When the merger closes, the combined company will be privately held by Avista Capital Partners and Ontario Teachers’ Pension Plan, well-regarded private equity investors in the healthcare field committed to investing in our new organization’s future growth and success.

We expect that our newly combined organization will offer you:

•	Significantly expanded scale and resources for delivery of large global programs and strategic outsourcing opportunities

•	Broadened therapeutic expertise in such key therapeutic areas as central nervous system, oncology and women’s health and key populations such as pediatrics

•	Expanded geographic capabilities, particularly in the key emerging markets of Central and Eastern Europe and Asia/Pacific

•	Strengthened global project leadership, clinical monitoring capability and study start up expertise

Our key imperative during the integration process will be “business as usual,” maintaining the high level of service and expertise you have come to know and expect from Kendle. Both Kendle and INC Research are committed to working together to promote a smooth transition after closing.

We look forward to continuing to assist you with your clinical development needs, and to adding value to your programs through the new organization. If you have any questions or would like more information, please contact your New Business Development representative. You also can reach me directly at (513) 763-1924 or at roseman.mark@kendle.com.

Regards,

Mark Roseman, D.Sc.

Senior Vice President, Sales and CMO

Kendle and INC Research, LLC Definitive Merger Agreement

Talking Points for Customers

•	On May 4, Kendle and INC Research, LLC entered into a definitive merger agreement under which INC agreed to acquire Kendle.

•	The transaction, which is scheduled to close in the third quarter subject to shareholder and regulatory approvals and satisfaction of customary closing conditions.

•

Upon completion of the transaction, the combined organization will employ more than 5,000 associates in 42 countries, ranking it among the top-tier CROs worldwide based on size, scale and geographic depth.

•

Founded more than two decades ago as an academic research organization specializing in CNS trials, INC Research (http://www.incresearch.com/) is a therapeutically focused global organization headquartered in Raleigh, North Carolina, with more than 2,000 employees in 40 countries worldwide and extensive expertise in managing global Phase I to IV clinical development programs.

•

When the merger closes, the combined company will be privately held by Avista Capital Partners and Ontario Teachers’ Pension Plan, well-regarded private equity investors in the healthcare field committed to investing in our new organization’s future growth and success.

•

The combined organization will be better positioned to provide the skills, scale and resources needed to deliver large programs and meet your strategic outsourcing needs. INC shares Kendle’s same values and commitment to quality, and has the same unwavering passion for bringing new medicines to market to improve patient health.

•

Kendle’s strong global reputation for operational excellence and delivery, combined with INC’s complementary operational and therapeutic expertise and geographic reach, provide a unique opportunity to create a world-class CRO with significant scale.

•

Based on the increasing need to provide broader geographic, therapeutic and functional expertise for our customers, Kendle and INC combining is an important strategic move and one that will more strongly position us to meet your needs. The combined organization offers expanded therapeutic expertise in such key areas as central nervous system and oncology and key populations such as pediatrics.

•

Our key imperative during the integration process will be “business as usual,” maintaining the high level of service and expertise our customers have come to know and expect from Kendle. You should experience no delays in your studies as a result of this announcement. Current project assignments, customer teams and systems will remain in place and will proceed as planned.

•

Our plan is to work quickly to integrate our people and processes after the closing. Both Kendle and INC Research are well positioned to complete this merger based on previous completion of significant integrations (Kendle of Charles River Clinical Services in 2006 and INC Research of the Phase II-IV operations of MDS Pharma Services in 2009).

•

We understand you may have questions during this time. In addition to me, our operational vice presidents and executive leadership team, including our CEO and COO, are available to answer any questions you may have. If you would like to arrange a meeting, please let me know.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Kendle and INC Research. In connection with the proposed transaction, Kendle will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Kendle regarding the Company, INC Research and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Kendle at info@kendle.com.

Participants in the Solicitation

Kendle, INC Research and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Kendle’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of Kendle is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on March 16, 2011, and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Kendle’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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